UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

ARKADOS GROUP, INC.

(Name of Registrant as specified in its charter)

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ARKADOS GROUP, INC.

211 Warren Street

Suite 320

Newark, New Jersey 07103

INFORMATION STATEMENT

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF

MAJORITY IN INTEREST OF OUR STOCKOLDERS

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Arkados Group, Inc:

This Information Statement is furnished by the sole director of Arkados Group, Inc., a Delaware corporation (the "Company", "we", "us", or "our"), to holders of record at the close of business on February 2, 2015 (the "Record Date") of the Company's issued and outstanding voting capital stock pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

As of January 23, 2015, the Company's directors unanimously authorized a charter amendment by written consent effecting a reverse one for thirty (1:30) split of its common stock (the "Charter Amendment"). The effective date of the amendment will be the date on which the Certificate of Amendment is filed with the Secretary of State of Delaware, but not less than 20 days after the mailing of this Information Statement. Additionally, as of January 23, 2015, the board of directors also approved and authorized the adoption of amended and restated bylaws of the Company. No further action is required on either of the foregoing.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of our stock entitled to vote on the matter. The resolutions will not become effective before the date which is 20 days after this Information Statement was first mailed to shareholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the Board of Directors and a majority of the shareholders of the Company entitled to vote on the matter.

THIS INFORMATION STATEMENT IS BEING MAILED TO SECURITY HOLDERS ON OR ABOUT FEBRUARY 23, 2015.

/s/ Terrence DeFranco
Terrence DeFranco, Chief Executive Officer

BACKGROUND INFORMATION

We are incorporated pursuant to the laws of the State of Delaware. Delaware General Corporation Law (“DGCL”) § 242 permits the amendment to a company’s charter to increase or decrease its authorized capital stock when its board of directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and by calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment.

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Section 228 of the DGCL further permits any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation.

The common stock to be authorized will be of the same class as existing common stock and does not carry any differing rights, privileges or obligations.

A copy of the Amendment to the Certificate of Incorporation is attached hereto as Exhibit “A.”

On January 23, 2015, our Board of Directors, by unanimous written consent, approved the Charter Amendment and recommended same to the stockholders. The date on which the written consent of a majority in interest of our stockholders was obtained for this action was as of February 2, 2015.

REVERSE STOCK SPLIT

The Company, as authorized by the necessary actions of its board of directors and stockholders, has approved the adoption of a one-for-thirty (1:30) reverse stock split whereby record owners of the Company’s Common Stock as of the close of business on the Effective Date, shall, after the Effective Date, own one (1) share of Common Stock for every thirty (30) shares held as of the close of business on the Effective Date (the “Reverse Stock Split”). The Reverse Stock Split will become effective as of the close of business on the Effective Date.

The capital accounts of the Company shall remain unaffected by the Reverse Stock Split and, consequently, upon such Reverse Stock Split, the stated value of the Common Stock will remain the same as before the Reverse Stock Split. The par value of the Common Stock will remain $0.0001 per share. The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable.

The board of directors has taken appropriate action to adjust proportionately the number of shares and exercise price of Common Stock issuable upon the exercise of outstanding options, warrants, and common stock conversion rights, to reflect the Reverse Stock Split.

Stockholders have no right under the DGCL or the Company’s Restated Certificate of Incorporation, as amended, or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

EXCHANGE OF STOCK CERTIFICATES

We have appointed our regular stock transfer agent, Computershare Trust Company, Inc., to act as exchange agent for holders of common stock in connection with the Reverse Stock Split. You may contact the exchange agent at Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598 Attn: Shareholder Services; telephone number (800) 987-8625.

We will deposit with the exchange agent, as soon as practicable prior to the Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount it will be required to pay for fractional share interests. However, we do not expect that the amount will be material.

The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of our Common Stock from approximately 165,731,461 shares to approximately 5,524,197 shares, based on the number of shares outstanding on February 2, 2015. As of February 2, 2015, we had approximately 248 holders of record of our Common Stock (although we had significantly more beneficial holders). We do not expect the Reverse Stock Split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

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The total number of shares of Common Stock each stockholder holds will be reclassified automatically into the number of shares equal to the number of shares each stockholder held immediately before the Reverse Stock Split divided by three. If the total number of shares a stockholder holds is not evenly divisible by three, that stockholder will not receive a fractional share but instead will receive cash in an amount equal to the fraction of a share that stockholder would have been entitled to receive multiplied by the sale price of the Common Stock as last reported on February 12, 2015, the last business day prior to the first public disclosure/announcement of the Reverse Stock Split.

As of the close of business on the Effective Date, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split (“Old Common Stock”) will be deemed, automatically and without any action on the part of individual stockholders, to represent one-thirtieth the number of shares of Common Stock on its face after the Reverse Stock Split, with any fractional shares voided and paid in cash as provided below (“New Common Stock”), as set forth in the Amendment. The Company’s transfer agent, Computershare Trust Company, Inc., will act as exchange agent (the “Exchange Agent”) for the purpose of implementing the exchange of certificates. Each stockholder will be able (but not required) to obtain a New Common Stock certificate evidencing its post-reverse-split shares only by sending the Exchange Agent its Old Common Stock certificate(s), together with the properly executed and completed Letter of Transmittal, transaction fee, and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for New Common Stock unless and until their Old Common Stock certificates are surrendered and the transaction fee paid.

The enclosed Letter of Transmittal contains specific instructions relating to the exchange of certificates and must be completed and returned together with the Old Common Stock certificates in order for a New Common Stock certificate to be issued. Upon surrender of an Old Common Stock certificate accompanied by a properly completed and executed Letter of Transmittal, a new certificate representing the New Common Stock and a check payable to the stockholder for any fractional share will be issued and forwarded to the stockholder after the Effective Date. Stockholders whose shares are held in brokerage accounts or in a street name need not submit Old Common Stock certificates for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. The Exchange Agent will not send a separate Letter of Transmittal to the recipients of this information statement, as determined by the Company’s records. The Exchange Agent will, after the Effective Date, send a Letter of Transmittal to any other record holders of the Company’s issued and outstanding Common Stock as of the close of business on the Effective Date. Any stockholder whose Old Common Stock certificate has been lost, destroyed or stolen will be entitled to issuance of a New Common Stock certificate upon compliance with such requirements as the Company and the Exchange Agent customarily apply in connection with lost, stolen or destroyed certificates.

PURPOSES OF THE REVERSE STOCK SPLIT

The board of directors believes the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split should enhance the acceptability of the Common Stock by institutional investors, the financial community and the investing public. The Board also believes that the proposed Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.

The Company’s Common Stock is currently deemed to be penny stock. As such, the Common Stock is subject to rules that impose additional sales practices on broker-dealers who sell such securities. These additional practices include, among others, (1) a requirement that broker-dealers make a special suitability determination for a potential purchaser and receive the purchaser’s written consent to the transaction prior to a sale of the Common Stock, (2) the preparation of a disclosure schedule before any transaction involving a penny stock, which includes disclosure about (i) sales commissions payable to the broker-dealer and the registered representative and (ii) current quotations for the securities, and (3) monthly statements disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Because of these, and other additional obligations, some brokers may not effect transactions in penny stocks. This could have an adverse effect on the liquidity of the Common Stock. The board of directors also believes that the Company’s current depressed trading price has resulted in larger than normal percentage changes in the Common Stock’s trading price. The board of directors anticipates less volatility in the trading price if the trading price of the Common Stock increases following the effectiveness of the Reverse Stock Split.

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Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker’s commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling “odd lots” (fewer than 100 shares) created by such Reverse Stock Split.

There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Old Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should note that the Board cannot predict what effect the Reverse Stock Split will have on the market for, or market price of, the Common Stock.

In addition, until such time as the Company’s operations can sustain cash or leveraged transactions, management would like the ability to consummate future acquisitions using equity of the Company. While there is no specific transaction contemplated at this time, our management needs the ability to respond timely should an acquisition opportunity arise.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

The Reverse Stock Split will decrease the outstanding shares of Common Stock by approximately 98% (this value is approximate because a nominal amount of shares will be exchanged for cash in lieu of the issuance of fractional shares). The Reverse Stock Split will not affect any stockholder’s proportionate equity interest in the Company, except for negligible amounts resulting from the payment in cash in lieu of the issuance of fractional shares.

The par value of the Common Stock will remain at $0.0001 per share following the Reverse Stock Split, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company’s total stockholder equity. All share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

As of the Record Date, there were outstanding 165,731,461 shares of Common Stock. After the Reverse Stock Split, there will be approximately 5,524,197 shares of Common Stock outstanding.

As of the Record Date, there were outstanding options to purchase an aggregate of 35,437,500 shares of Common Stock at a per share exercise price of $0.04 per share. The Company’s granted stock options, include a provision for the proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding option will represent the right to purchase one-thirtieth (1/30th) of the shares of Common Stock previously covered thereby, with any fractional share to be voided and reimbursed in cash at the exercise price, and the exercise price per share will be thirty (30) times the previous exercise price, such that, as adjusted, the total consideration upon exercise of the respective options shall be equal to the total consideration for such options prior to the Reverse Stock Split.

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As of the Record Date, there were outstanding warrants to purchase an aggregate of 93,139,696 shares of Common Stock, with per share exercise prices ranging from $0.04 per share to $0.20 per share. After the Reverse Stock Split, each outstanding warrant will represent the right to purchase one-thirtieth (1/30th) of the shares of Common Stock previously covered thereby, with any fractional share to be voided and reimbursed in cash at the exercise price, and the exercise price per share will be thirty (30) times the previous exercise price, such that, as adjusted, the total consideration upon exercise of the respective warrants shall be equal to the total consideration for such warrants prior to the Reverse Stock Split.

As of the Record Date, there were outstanding convertible notes that entitled the holder to potentially convert into an aggregate of 63,623,562 shares of Common Stock. In addition these convertible notes provide the holder with the option to convert the accrued interest into shares as well, based on a rate equal to the dollar amount of such interest divided by the stock price at the time of such conversion. After the Reverse Stock Split, the conversion price per share will be thirty (30) times the previous conversion price.

The pre-existing obligations to issue Common Stock under pre-existing convertible notes, warrants and options issued totals approximately 192,200,758 shares before the Reverse Split and will represent approximately 6,406,692 after. Note that these amounts may vary based on the discretionary and variable, accumulating nature of the interest on the convertible notes.

Immediately following the Reverse Stock Split, and taking into consideration these pre-existing obligations to issue stock, the Company’s authorized but unissued Common Stock will be approximately 588,069,111 shares of Common Stock available for future issuance by the board of directors without further action by the stockholders, subject to applicable law.

The Reverse Stock Split will not affect the number of shares of Preferred Stock outstanding, nor the number of authorized shares of Preferred Stock generally.

Stockholders should note that certain disadvantages may result from the Reverse Stock Split. The number of outstanding shares of Common Stock will be decreased as a result of a Reverse Stock Split, but the number of authorized shares of Common Stock will not be likewise decreased. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain stockholder approval to authorize additional shares.

The Reverse Stock Split will increase the number of stockholders who own odd-lots of fewer than 100 shares of Common Stock. Stockholders who hold odd-lots may experience increased costs of selling their shares and may have greater difficulty in making sales.

The increase in the authorized shares of Common Stock available for issuance, as described above, could also have an anti-takeover effect. Issuance of additional shares of Common Stock in the future could dilute the voting power of a person seeking control of the Company, thereby making it more difficult for a takeover attempt opposed by the Company to succeed, and thus limiting the opportunity for the stockholders to realize a higher price for their shares than that generally available in the public markets. The board of directors is unaware of any attempt, whether potential or actual, to takeover the Company, and the Amendment is not intended as any type of anti-takeover measure.

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The following table represents the shares of the Company immediately prior to and after the Reverse Stock Split:

TYPE	PRIOR TO	AFTER

Authorized Common Stock	600,000,000	600,000,000
Authorized Preferred Stock	5,000,000	5,000,000
Outstanding Common Stock	165,731,461	5,524,197	(1)
Outstanding Preferred Stock	-0-	-0-
Common Stock Reserved for Current Obligations (2)	192,200,758	6,406,691	(1)
Preferred Stock Reserved for Current Obligations	-0-	-0-
Common Stock Available for Future Issuance	225,991,941	588,069,111
Preferred Stock Available for Future Issuance	5,000,000	5,000,000

(1)	This number is approximate, with the actual number of outstanding shares of Common Stock after the Reverse Stock Split dependent on the number of shares that are voided and reimbursed in cash to avoid the issuance of fractional shares.
(2)	consisting of convertible Notes, Warrants, and Options issued.

NO DISSENTERS' RIGHT OF APPRAISAL.

Delaware does not provide a dissenter a right to appraisal with respect to an amendment to the Certificate of Incorporation for the purpose of effecting a reverse stock split.

AMENDMENT AND RESTATEMENT OF OUR BYLAWS

As of January 23, 2015, our Board of Directors approved, subject to receiving the approval of the holders of a majority of the Company’s outstanding capital stock, an amendment and restatement of our Bylaws. The Majority Shareholders approved the amendment and restatement of our Bylaws pursuant to the Written Consent dated as of February 2, 2015.

Purpose of Amendment and Restatement of Bylaws

The purpose of the amendment and restatement of our Articles of Incorporation and Bylaws is to update and make the documents current, and bring the Bylaws, originally drafted for our predecessor entity, in line with current Delaware law, and, because we believe that the proposed amendments represent best practices, to improve the quality of our corporate governance.

In recommending the proposed amendments to the Company’s Articles of Incorporation and Bylaws, the Board of Directors was in no way motivated to implement anti-takeover mechanisms and has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Furthermore, the proposed amendments are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

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Defensive Provisions in Bylaws

The Restated Bylaws require an affirmative vote of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors in order to remove a director, either for or without cause.

The aforementioned provision may be considered to have an anti-takeover effect and may delay, defer or prevent a tender offer or other takeover attempt that a stockholder might consider to be in such stockholder’s best interest, including such an attempt as might result in the receipt of a premium over the market price for the shares of common stock held by such stockholder.

Other Changes in Bylaws Highlighted

The Restated Bylaws provide that a quorum of shareholders for a meeting shall be one-third (1/3) of the shares of the capital stock of the Corporation issued and outstanding.

The Restated Bylaws also provide for revised indemnification of directors and officers in accordance with Delaware law regarding same.

The amended and restated bylaws are not merely revisions to the language of the Company’s previous bylaws but represent a new form that has been adopted, and as such, the description contained herein is not all-inclusive of the changes to the bylaws as compared to the previously existing form.

NO DISSENTERS' RIGHT OF APPRAISAL.

Delaware does not provide a dissenter a right to appraisal with respect to an amendment to the bylaws of the Company.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital prior to the amendment consisted of 600,000,000 shares of Common Stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share.

Common Stock

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters. Common Stockholders do not have preemptive rights to purchase shares in any future issuance of our Common Stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of Common Stock.

The holders of shares of our Common Stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. In the event of our liquidation, dissolution or winding up, holders of our Common Stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our Common Stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our Common Stock are issued, the relative interests of existing Common Stockholders will be diluted.

Preferred Stock

Our preferred stock is currently blank check (without designations, rights, or privileges).

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of February 2, 2015, the record date, we had 165,731,481 shares of common stock outstanding and entitling the holders to one (1) vote per share. There were -0- shares of preferred stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of such date, information with respect to shares beneficially owned by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Unless otherwise indicated, the business address of the individuals and entities listed is 211 Warren Street, Suite 320, Newark, New Jersey 07103.

NAME OF STOCKHOLDER	SHARES OF COMMON STOCK BENEFICIALLY OWNED		TOTAL PERCENTAGE OF VOTING POWER

1. 5% or more Stockholders
Andreas Typaldos 189 West 89th Street Suite 7-S New York, NY 10024	31,140,451	(1)	18.79%

Burton LaSalle Corp. 5979 NW 151st Street, Suite 103 Miami Lakes, FL 33014	23,548.966		14.21%

MAT Research LLC 15625 NW Perimeter Drive Beaverton, OR 97006	20,000,000		12.07%

2. Officers and Directors
Terrence DeFranco, CEO, sole director	20,250,000	(2)	-0-

Officers and Directors as a Group (1 total)	20,250,000	(2)	-0-

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(1)	includes:
(a)	4,940,168 shares owned by Andreas Typaldos Family Limited Partnership, of which Andreas Typaldos is General Partner. Beneficial ownership of shares held by this entity is disclaimed by Mr. Typaldos.
(b)	2,651,317 shares owned by family members of Andreas Typaldos. Beneficial ownership of shares held by these family members is disclaimed by Mr. Typaldos.

(2)	consisting solely of options to acquire stock that are currently out-of-the money

CONSENTING STOCKHOLDERS

On February 2, 2015, the following record holders of 92,632,557 shares of Common Stock consented in writing to the matters stated herein. The total deemed outstanding as of the date of this information statement, for purposes of this calculation, was 165,731,481 shares.

	Number of Shares
Name and Address of Consenting Shareholder	Beneficially Owned		Percentage of Total Shares

Andreas Typaldos 189 West 89th Street, Suite 7-S New York, NY 10024	31,140,451	(1)	18.79%
Burton LaSalle Capital Corp. 5979 NW 151st Street, Suite 103 Miami Lakes, FL 33014	23,776,513		14.21%
MAT Research LLC 15625 NW Perimeter Drive Beaverton, OR 97006	20,000,000		12.07%
James Stoffel 101 Knollwood Dr. Rochester, NY 14618	6,215,593		3.75%
Richmake International Ltd. 10F, No. 69 Sec 3 HeuiJung Rd Taichung Taiwan	5,000,000		3.02%
Dynamo Development Inc. 649 Broadway, Suite 200 New York, NY 10012	3,500,000		2.11%
Constellation Asset Advisors P.O. Box 5557 Incline Village, NV 89450	3,000,000		1.81%
Total	92,632,557		55.76%

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Certificate of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock.

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CERTAIN FEDERAL INCOME TAX CONSEQUENCES

This discussion is for general information only and is not intended to be a complete description of all potential tax consequences to a particular stockholder. Nor does it describe state, local or foreign tax consequences. Any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

This discussion is based on current provisions of the Code, Treasury regulations promulgated under the Code, Internal Revenue Service ("IRS") rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. We have not sought nor will we seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The Company will not recognize any gain or loss for tax purposes as a result of the Charter Amendment. Furthermore, the Charter Amendment will not result in the recognition of gain or loss to our common stockholders.

Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

ACCOUNTING MATTERS

The amendment to the Company's Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. The stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change as a result of this charter amendment.

EXCHANGE ACT MATTERS

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Charter Amendment will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder. Our common stock is currently traded on the OTC Bulletin Board ("OTCBB") under the symbol "AKDS".

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS (i) APPROVED OR DISAPPROVED OF THIS TRANSACTION; (ii) PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION; OR (iii) PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

OTHER MATTERS

There have been no proposals submitted by stockholders for consideration and the Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

FINANCIAL STATEMENTS AND OTHER INFORMATION.

We are subject to the informational filing requirements of the Exchange Act and, in accordance therewith, we are required to file periodic reports, proxy statements and other information with the SEC relating to our business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied in person at the public reference facility maintained by the SEC at the Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0213. Our filings are also available to the public for downloading or viewing free of charge on the SEC's website (www.sec.gov). In addition, we make available free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information, provided on or accessible through our website, is not part of this Information Statement.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

Only one information statement is being delivered to multiple security holders of record (and those holding through a broker account) sharing an address unless the registrant has received contrary instructions from one or more of the security holders.

We hereby undertake to deliver promptly upon written or oral request a separate copy of this information statement to security holders at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify us that you wish to receive a separate copy of this information statement.

In addition, if you are a security holder sharing an address with other security holders of our Company receiving multiple copies of our annual reports, information statements, or Notices of Internet Availability of Proxy Materials and you wish to receive a single copy, you may notify us, as follows.

All requests should be directed to: Arkados Group, Inc., 211 Warren Street, Suite 320, Newark, New Jersey 07103, RE: Information Statement Request or by calling us at (862) 373-1988.

The entire cost of furnishing this Information Statement, which is expected not to exceed $3,000.00, will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Terrence DeFranco
Terrence DeFranco, Chairman

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EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

FOR

ARKADOS GROUP, INC.

Arkados Group, Inc., (the “Corporation”) organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: At a meeting of the Board of Directors of Arkados Group, Inc., resolutions were duly adopted setting forth the proposed amendment of the Certificate of Incorporation of said Corporation, declaring such amendment to be advisable. The resolution setting forth the amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article Fourth shall be and read in its entirety as follows:

“FOURTH: Number of Shares. The total number of shares of stock which the Corporation shall have authority to issue is: six hundred and five million (605,000,000), of which six hundred million (600,000,000) shall be shares of Common Stock, $.0001 par value, and five million (5,000,000) shall be shares of Preferred Stock, $.0001 par value ("Preferred Stock") without designation and any prior designations are hereby revoked and cancelled.

“On March 16, 2015 (the “Effective Date”), the issued shares of common stock, with a par value of $0.0001 per share (“Old Common Stock”), outstanding or held as treasury shares as of the close of business on the Effective Date, shall automatically without any action on the part of the holders of the Old Common Stock be reverse split (the “Split”) on a one-for-thirty basis so that thirty (30) shares of Old Common Stock shall be converted into and reconstituted as one (1) share of Common Stock, with a par value of $0.0001 per share (“New Common Stock”). Any fractional shares resulting will be exchanged for cash at the closing price per share on February 12, 2015. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the “Old Certificates”) shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the “New Certificates”) representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are reclassified under the terms hereof. Until surrender, each Old Certificate will continue to be valid and represent New Common Stock equal to one-thirtieth (1/30th) the number of shares of Old Common Stock excluding any fractional shares.”

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THIRD: That, pursuant to Section 228 of the General Corporation Law of the State of Delaware, as of February 2, 2015, the Corporation obtained the consents in writing to the amendment as stated in the above resolution, signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such amendment.

FOURTH: Such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Arkados Group, Inc. has caused this certificate to be signed this ____ day of ______, 2015.

By:	/s/ Terrence DeFranco
Terrence DeFranco,
Chief Executive Officer

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EXHIBIT B

DOCUMENTS FOR SHARE CERTIFICATES IN CONNECTION WITH REVERSE SPLIT

LETTER OF TRANSMITTAL

To accompany certificates of Common Stock

Arkados Group, Inc. (old CUSIP # 040725 10 3)

DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)

Name(s) and Address of Registered Holder(s)	Certificate No(s)	Number of Shares

TOTAL SHARES

Arkados Group, Inc. (old CUSIP # 040725 10 3)

The Board of Directors of Arkados Group, Inc. approved a (1:30) reverse split effective March 16, 2015. Any fractional shares as a result of the reverse split will be Paid in Cash. The new CUSIP # is .

Since the exchange of certificate(s) is not mandatory, the shareholder will be paying the customary $45.00 plus the shipping cost exchange fee for each new certificate.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. Please issue the certificate in the name shown above to the above address unless instructions are given in the boxes below.

Mail or deliver (by overnight courier or otherwise) this Letter of Transmittal, together, with the certificate(s) representing your Shares, to:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

TELEPHONE ASSISTANCE:

(800) 987-8625

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

☐ Check this box if your Certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 5 on the reverse side of this form.

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SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if the certificate is to be issued in a name which differs from the name on the surrendered certificate(s). Issue to:	Complete ONLY if certificate is to be mailed to some address other than the address reflected above. Mail to:

Name:	Name:

Address:	Address:

(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions 3, 4 & 6)

YOU MUST SIGN IN THE BOX BELOW.	Also: Sign and provide your tax ID number on the back of this form

SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) or Agent	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 3.

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 2, 3, or 4.	Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a “Signature Guarantee Program” (“STAMP”), Stock Exchange Medallion Program (“SEMP”) or New York Stock Exchange Medallion Signature Program (“MSP”) (an “Eligible Institution”), the above signature(s) must be guaranteed by an Eligible Institution. See Instruction 3.

Registered Holder	Authorized Signature

Registered Holder	Name of Firm

Title, if any	Address of Firm – Please Print

Date: Phone No.:

See Reverse Side

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INSTRUCTIONS FOR SURRENDERING CERTIFICATES

1. Method of Delivery: Your old certificate(s) and the Letter of Transmittal must be sent or delivered to the Exchange Agent. DO NOT SEND THEM TO ARKADOS GROUP, INC. The method of delivery of certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Letter of Transmittal is at the option and risk of the surrendering shareholder. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured, is suggested.

2. Certificate Issued in the Same Name: If the certificate is issued in the same name as surrendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such Shares who has not completed the section entitled “Special Issuance Instructions” or are for the account of an Eligible Institution. If any of the Shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s). If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer’s authority to act.

3. Certificate Issued in Different Name: If the section entitled “Special Payment Instructions” is completed then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each an “Eligible Institution”). If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the signer of this Letter of Transmittal, or if the payment is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

4. Special Payment and Delivery Instructions: Indicate the name and address in which the certificate is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. The shareholder is required to give the social security number or employer identification number of the record owner of the Shares. If Special Payment Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

5. Letter of Transmittal Required: Surrender of Certificate(s), Lost Certificate(s): You will not receive your certificate unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Exchange Agent for instructions at (800) 987-8625 prior to submitting your certificates for exchange.

6. Substitute Form W-9: Under the Federal income tax law, a non-exempt shareholder is required to provide the Exchange Agent with such shareholder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering shareholder to 30% federal income tax withholding on the payment of any cash. The surrendering shareholder must check the box in Part II if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 30% on all payments to such surrendering shareholders of any Cash consideration due for their former Shares.

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SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 – Please provide your TIN in the box at right and certify that the number is correct by signing and dating below (if joint ownership, enter TIN of person whose name will appear below)	Social Security Number or Employer Identification Number __________________________

Part 2 – Check this box if you are awaiting TIN # ☐

Part 3 – Certification – Under penalty of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (I) I am exempt from backup withholding, (II) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (III) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions–You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating the you are no longer subject to backup withholding, do not cross out Item (2). For Payees exempt from backup withholding, please enter word Exempt in box.

Signature _________________________________________ Date______________

Name (Please Print) ___________________________________________________

	Social Security Number (SSN)			Employer Identification Number (EIN)

1.	Individual	The individual	6.	Sole proprietorship	The owner

2.	Two or more Individuals (joint account)	The actual owner, or if combined funds, the first individual on the account.	7.	A valid trust, estate, or pension trust	Legal entity

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor	8.	Corporate	The corporation

4.	a. The usual revocable savings trust (Grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	a. The grantor-trustee b. The owner	9.	Association, club, religious, charitable, educational, or other tax exempt organization.	The organization

5.	Sole proprietorship	The owner	10.	Partnership	The partnership

			11.	A broker or registered nominee	The broker or nominee

			12.	Account with the Department of Agriculture	The public entity

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EXHIBIT C

AMENDED AND RESTATED BYLAWS

OF

ARKADOS GROUP, INC.,

a Delaware corporation

ARTICLE I

IDENTIFICATION

1.1	Name. The name of the corporation is Arkados Group, Inc. (the “Corporation”).

1.2	Principal And Business Offices. The Corporation may have such principal and other business offices, either within or outside of the state of Delaware, as the Board of Directors may designate or as the Corporation’s business may require from time to time.

1.3	Registered Agent And Office. The address of the Corporation’s registered agent may change from time to time by or under the authority of the Board of Directors, or the registered agent. The business office of the Corporation’s registered agent shall be identical to the registered office. The Corporation’s registered office may be but need not be identical with the Corporation’s principal office in the state of Delaware.

1.4	Place Of Keeping Corporate Records. The records and documents required by law to be kept by the Corporation permanently shall be kept at the Corporation’s principal office.

ARTICLE II

STOCKHOLDERS

2.1	Place of Meetings. All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer or, if not so designated, at the principal office of the Corporation.

2.2	Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time and place designated by the Board of Directors, the Chairman of the Board or, in lieu thereof, the Chief Executive Officer (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these Bylaws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

2.3	Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.4	Notice of Meetings. Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with Delaware law) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

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2.5	Voting List. The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as otherwise provided by law, such list shall be the only evidence as to the identity of stockholders entitled to examine the list of stockholders required by this Article or to vote in person or by proxy at any meeting of the stockholders. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list.

2.6	Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of one-third (1/3) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

2.7	Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.8	Voting and Proxies. Each stockholder shall have one (1) vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by Delaware law by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the Corporation. No such proxy shall be voted upon after three (3) years from the date of its execution, unless the proxy expressly provides for a longer period.

2.9	Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these Bylaws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

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2.10  Nomination of Directors.

(a) Except for (i) any directors entitled to be elected by the holders of preferred stock, (ii) any directors elected in accordance with Section 3.8 hereof by the Board of Directors to fill a vacancy or newly-created directorships, or (iii) as otherwise required by applicable law or stock market regulation, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who (x) complies with the notice procedures set forth in Section 2.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

(b) To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the Corporation as follows: (x) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; (y) in the case of an election of directors at a special meeting of stockholders, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such special meeting and (B) the tenth (10th) day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

The stockholder’s notice to the Secretary shall set forth: (x) as to each proposed nominee (i) such person’s name, age, business address and, if known, residence address, (ii) such person’s principal occupation or employment, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person, and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (y) as to the stockholder giving the notice (i) such stockholder’s name and address, as they appear on the Corporation’s books, (ii) the class and number of shares of stock of the Corporation which are owned, beneficially and of record, by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (v) a representation whether the stockholder intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such nomination; and (z) as to the beneficial owner, if any, on whose behalf the nomination is being made (i) such beneficial owner’s name and address, (ii) the class and number of shares of stock of the Corporation which are beneficially owned by such beneficial owner, (iii) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (iv) a representation whether the beneficial owner intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock requirement to elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such nomination. In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Corporation. A stockholder shall not have complied with this Section 2.10(b) if the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 2.10.

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(c) The chairman of any meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the provisions of this Section 2.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 2.10).

(d) Except as otherwise required by law, nothing in this Section 2.10 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

(e) Notwithstanding the foregoing provisions of this Section 2.10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(f) For purposes of this Section 2.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press, PR Newswire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

2.11 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

2.12  Notice of Business at Annual Meetings.

(a) At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (x) if such business relates to the nomination of a person for election as a director of the Corporation, the procedures in Section 1.10 must be complied with and (y) if such business relates to any other matter, the stockholder must (A) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (B) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

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(b) To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the Corporation as follows: in the case of an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs

The stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of stock of the Corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (B) otherwise to solicit proxies from stockholders in support of such proposal. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 2.12; provided, that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 2.12. A stockholder shall not have complied with this Section 2.12(b) if the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 2.12.

(c) The chairman of any meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 2.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 2.12), and if the chairman should so determine, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

(d) Notwithstanding the foregoing provisions of this Section 2.12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present business, such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(e) For purposes of this Section 1.11, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

2.13  Conduct of Meetings.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

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(b) The Board of Directors of the Corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c) The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d) In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board or the Chief Executive Officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

2.14 No Action by Consent in Lieu of a Meeting. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting except where the Board of Directors has specifically authorized by resolution.

ARTICLE III

DIRECTORS

3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the Corporation except as otherwise provided by law or the Certificate of Incorporation.

3.2 Number, Election and Qualification. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot. Directors need not be stockholders of the Corporation.

3.3 Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, and provided there are at least three (3) members of the Board serving, the Board of Directors shall be divided into classes. The Board of Directors may assign members of the board already in office to such classes at the time such classification becomes effective. If classes of directors are established, there shall be three such classes designated as: Class I, Class II and Class III.

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3.4 Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, and except immediately following the classification of the board, , each director shall serve for a term ending on the date of the third (3rd) annual meeting of stockholders following the annual meeting at which such director was elected. Immediately following the establishment of classes pursuant to Section 3.3 and to give effect thereto, the term of a director in Class I shall expire one (1) year after the classification becomes effective; the term of a director in Class II shall expire two (2) years after the classification becomes effective and the term of a director in Class III shall expire three (3) years after the classification becomes effective. If, at any time following election of a director, classes are disestablished by the Board, the directors then in office may each serve the remaining part of a three (3) year term as if such classification had not existed at the time of their most recent election.

3.5 Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

3.6 Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by the Certificate of Incorporation.

3.7 Removal. Subject to the rights of holder of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

3.8 Vacancies. Any vacancy or newly-created directorships in the Board of Directors, however occurring shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

3.9 Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

3.10 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided, that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

3.11 Special Meetings. Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the Chief Executive Officer, two or more directors, or by one director in the event that there is only a single director in office.

3.12 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) in person or by telephone or electronic mail at least 24 hours in advance of the meeting, (ii) by sending a telegram or telecopy or delivering written notice by hand, to such director’s last known business or home address at least 48 hours in advance of the meeting, or (iii) by sending written notice, via first-class mail or reputable overnight courier, to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

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3.13 Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

3.14 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

3.15 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

3.16 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the Corporation or any of its parent or subsidiary Corporations in any other capacity and receiving compensation for such service.

ARTICLE IV

OFFICERS

4.1 Titles. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors may from time to time determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

4.2 Election. The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

4.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

4.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.

4.5 Resignation and Removal. Any officer may resign by delivering a written resignation to the Corporation at its principal office or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

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Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

4.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.

4.7 Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the Corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the Corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 4.8 of these Bylaws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

4.8 Chief Executive Officer. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors.

4.9 President. The President shall perform such other duties and shall have such other powers as the Board of Directors and the Chief Executive Officer (if the Chairman of the Board or another person is serving in such position) may from time to time prescribe.

4.10 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

4.11 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

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4.12 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the Corporation.

The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

4.13 Salaries. Officers of the Corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE V

CAPITAL STOCK

5.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Corporation or the whole or any part of any shares of the authorized capital stock of the Corporation held in the Corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine. Without limiting the foregoing, and for the avoidance of doubt, when preferred stock has been authorized by the Certificate of Incorporation, the Board of Directors may issue, without stockholder approval, shares of preferred stock with rights, preferences and privileges determined by the Board of Directors, including but not limited to super voting, special approval, dividend or other rights or preferences.

5.2 Certificates of Stock. Every holder of stock of the Corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the Corporation. Each such certificate shall be signed by, or in the name of the Corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the Corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the Corporation a statement that the Corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

5.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

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5.4 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the Corporation or any transfer agent or registrar.

ARTICLE VI

INDEMNIFICATION

6.1. Right to Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person in such proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3 of Article VI of these Bylaws, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in advance by the Board of Directors.

6.2. Prepayment of Expenses of Directors and Officers. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

6.3. Enforcement Claims by Directors and Officers. If a claim for indemnification or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

6.4. Indemnification of Employees and Agents. The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorney’s fees) reasonably incurred by such person in connection with such proceeding. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion. Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized in advance by the Board of Directors.

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6.5. Advancement of Expenses of Employees and Agents. The Corporation may pay the expenses (including attorney’s fees) incurred by an employee or agent in defending any proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.

6.6. Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

6.7. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization or other enterprise.

6.8. Insurance. The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VI; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VI.

6.9. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any Covered Person and such person’s heirs, executors and administrators.

ARTICLE VII

GENERAL PROVISIONS

7.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the Corporation shall begin on the first day of June of each year and end on the last day of May in the following year.

7.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

7.3 Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

7.4 Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other Corporation or organization, the securities of which may be held by this Corporation.

7.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

7.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

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7.7 Venue for Claims/Governing Law. Any claims brought by a stockholder, director, or officer as against the Corporation shall be brought exclusively in the federal and state courts located in Wilmington, Delaware. Any such disputes, regardless of the nature or basis, shall be governed by the internal law of the State of Delaware, without regard to the conflict of laws provisions thereof.

7.8 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

7.9 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VIII

AMENDMENTS

These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting, or by a written consent in lieu of a meeting permitted pursuant to applicable law. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

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